Neuberger Berman Income Funds(R)
Investor Class
Trust Class
Institutional Class

Supplement to the Prospectuses dated February 28, 2003, and June 3, 2003.

The following information supplements the Prospectuses dated February 28, 2003 for the Investor Class and Trust Class and dated June 3, 2003 for the Institutional Class of the Neuberger Berman Income Funds (the "Trust"):

      Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, which respectively serve as the investment manager and sub-adviser to each series of the Trust (each a "Fund"), announced that it has entered into an agreement with Lehman Brothers Holdings Inc. whereby Lehman Brothers would acquire Neuberger Berman Inc. The agreement is subject to the approval of the stockholders of Neuberger Berman Inc. If the agreement is approved by those stockholders, other customary approvals and regulatory consents are obtained, and certain other conditions are met, it is anticipated that the closing will take place in the fourth quarter of 2003.

      The acquisition would constitute an "assignment" as defined in the Investment Company Act of 1940, which would automatically terminate the Management and Sub-Advisory Agreements for each Fund. Accordingly, the Trust's Board of Trustees will consider a new investment management agreement and sub-advisory agreement for your Fund. If approved by the Board, the new agreements will be presented to the Fund's shareholders for their approval. There can of course be no assurance that Board or the shareholders will approve the new agreements.

                  The date of this supplement is July 22, 2003.